UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 6, 2026

TrueBlue, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington 98402
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:    (253) 383-9101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 12, 2026, TrueBlue, Inc. (the “Company”) announced Brian Capone has been appointed Senior Vice President and Chief Accounting Officer of the Company, effective January 12, 2026. Mr. Capone will succeed Carl Schweihs, who was serving as the Company’s principal accounting officer. Mr. Schweihs will continue in his role as the Company’s Executive Vice President and Chief Financial Officer.

Prior to joining the Company, Mr. Capone, age 50, served as Senior Vice President, Chief Accounting Officer at Avaya from 2024 to 2025. Before that, from 2021 to 2024, he was Vice President, Corporate Controller and Chief Accounting Officer at embecta Corp., and was Senior Vice President, Corporate Controller and Chief Accounting Officer at Cantel Medical Corporation from 2017 to 2021. Earlier in his career, he held accounting and financial reporting leadership roles at Stryker Corporation and Quest Diagnostics, Inc. Mr. Capone earned a B.S. in Business Administration from Montclair State University and is a certified public accountant.

In connection with Mr. Capone’s appointment as Senior Vice President and Chief Accounting Officer, the Company and Mr. Capone entered into an employment agreement effective as of January 12, 2026 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Capone will earn an annual base salary of $315,000, and beginning in 2027, will be eligible to receive additional annual compensation in the form of an equity award of 30% of his base salary, and up to 30% of his base salary in a cash bonus, subject to the achievement of certain performance objectives. He will also receive a one-time cash award equal to 40% of his base salary, which will vest ratably over a four-year period. The Company will also enter into its standard forms of indemnification agreement and noncompetition agreement with Mr. Capone.

There are no arrangements or understandings between Mr. Capone and any other persons pursuant to which he was appointed as Senior Vice President and Chief Accounting Officer, and no family relationships among any of the Company’s directors or executive officers and Mr. Capone. Mr. Capone has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Exhibit Description	Filed Herewith
104	Cover page interactive data file - The cover page from this Current Report on Form 8-K is formatted as Inline XBRL	X

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	January 12, 2026	By:	/s/ Todd N. Gilman
Todd N. Gilman
Senior Vice President, Deputy General Counsel, Corporate Secretary